SECURITIES AND EXCHANGE COMMISSION

                           WASHINGTON, D.C. 20549

                          ------------------------

                                  FORM 8-K

                               CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF
                    THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  January 29, 2001


                      JONES LANG LASALLE INCORPORATED
           (Exact name of registrant as specified in its charter)

          Maryland                     001-13145               36-4150422
(State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                    Identification No.)


200 East Randolph Drive, Chicago, IL                       60601
(Address of Principal Executive Offices)                (Zip Code)


Registrant's telephone number, including area code   (312) 782-5800


                              Not Applicable
      (Former name or former address, if changed since last report.)



Item 5.   Other Events.
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      On January 29, 2001, Jones Lang LaSalle Finance B.V., the
Netherlands-based financing subsidiary of Jones Lang LaSalle Incorporated, announced that it has extended the expiration date of its offer to exchange euro 165,000,000 principal amount of its new 9% Senior Notes due 2007, which have been registered under the Securities Act of 1933, for like amounts of its unregistered 9% Senior Notes due 2007, which were issued on July 26, 2000. As a result of the extension, the exchange offer is now scheduled to expire at 5:00 p.m., London time, on January 30, 2001, unless further extended. A copy of the press release relating to this announcement is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

Item 7.   Financial Statements and Exhibits.
------    ---------------------------------

      (c)    The following exhibit is included with this report:

             Exhibit 99        Press release dated January 29, 2001.



                                 SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 29, 2001       JONES LANG LASALLE INCORPORATED



                              By:    /s/ Vivian I. Mumaw
                                 ------------------------------
                              Name:  Vivian I. Mumaw
                              Title: Vice President





                               EXHIBIT INDEX

    Exhibit 99    Press release dated January 29, 2001.